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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - February 2, 2001
                        (Date of Earliest Event Reported)


                                 SIX FLAGS, INC.
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             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-9789


       Delaware                                               13-3995059
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(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)


11501 Northeast Expressway,
 Oklahoma City, Oklahoma                                      73131
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  (Address of principal                                      Zip Code
   executive offices)



       Registrant's telephone number, including area code: (405) 475-2500

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68247.0015
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ITEM 5.              OTHER EVENTS

                     Six Flags, Inc. recently completed the offering of $375 million principal amount of its 9-1/2% senior notes due 2009, pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The completion of the offering is a condition to the tender offer by Six Flags Operations Inc., the primary operating subsidiary of Six Flags, Inc., announced on January 29, 2001. Six Flags Operations is tendering for all of the $125 million aggregate principal amount of its 9-3/4% Senior Notes due 2007.




















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                                   SIGNATURES
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                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SIX FLAGS, INC.

                                            By: /s/ James M. Coughlin
                                                ---------------------------
                                                Name: James M. Coughlin
                                                Title: General Counsel



Dated:  February 7, 2001.















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